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Exhibit (n)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our audit report dated May 23, 2012 in the Registration Statement (Form N-2) and related Prospectus of Saratoga Investment Corp. for the registration of its senior notes.

/s/ ERNST & YOUNG LLP

New York, New York
January 30, 2013

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  Exhibit (n)(1)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM